                      "SUPER CITRIMAX(R) CLINICAL STRENGTH"
                               LICENSING AGREEMENT

This Licensing Agreement ("Agreement") is entered into as of June 7, 2004
("Effective Date"), between InterHealth Nutraceuticals Incorporated, a
California corporation ("Company"), and the licensee identified on the signature page of this Agreement ("Licensee").

WHEREAS, Company markets, distributes and sells a standardized calcium/potassium
(-)hydroxycitric acid product described in Exhibit A attached hereto
("Product"), which:

     (a)  is sold as nutritional supplement,

     (b)  is the subject of various U.S. and PCT patents pending described in
          Exhibit A attached hereto, as well as other patents pending, which may be applied for in the future ("Patents Pending"),

     (c)  is the subject of various research studies described in Exhibit B attached hereto, as well as other research studies, which may be conducted and published in the future ("Research"),

     (d)  is the subject of various product claims covered by the Patents
          Pending and supported by the Research ("Product Claims"), and

     (e)  is sold under the tradename "Super CitriMax Clinical Strength"
          ("Trademark")

("Licensed Product").

WHEREAS, A) Company is the owner of all right, title and interest in the (i)
Patents Pending, including any continuation-in-parts, divisional and reissue applications, and any patents resulting therefrom ("Patent Rights"), and (ii)
Trademark, including variations thereof and any registrations which may exist therefore, for its Licensed Product, B) Licensee desires to sell, market and distribute finished product(s) that contain Licensed Product to be packaged by
Licensee in end-user, finished packaged form as a nutritional supplement (each a
"Finished Product," collectively "Finished Products"), and to use the Trademark,
Product Claims and Research in connection with sales of its Finished Products;
and C) Company is willing to (i) sell Product to Licensee, or Licensee's designated contract manufacturer(s), and (ii) grant Licensee the right to use the Trademark, Product Claims and Research in connection with the sale of
Licensee's Finished Products.

NOW, THEREFORE, the parties agree as follows:

     1.   TRADEMARK OWNERSHIP - Licensee agrees that:

          (a)  Company is the sole and exclusive owner of all right, title and interest in, and to, the Trademark and Patent rights;

          (b)  Licensee shall not challenge or question the validity of, or
               Company's title to, the Trademark or Patent Rights; and

          (c)  with the exception of the rights being licensed under this
               Agreement, all other rights relating to the Trademark and Patent
               Rights are the property of the Company and Licensee shall not acquire any other rights to the Trademark or Patent Rights.

     2.   BUY/SELL AGREEMENT - Company agrees to sell Product to Licensee or
          Licensee's designated contract manufacturer(s) of Finished Products
          (each a "Contract Manufacturer," collectively "Contract
          Manufacturers"), and Licensee or Licensee's Contract Manufacturers,
          whichever the case may be, agree to purchase Product exclusively from
          Company at prices, terms and conditions acceptable to Company and
          Licensee and/or Licensee's Contract Manufacturers, whichever the case may be, and other terms and conditions specified in this Agreement.

     3.   GRANT OF LICENSE - Company grants to Licensee, and Licensee accepts, a non-exclusive, non-transferable, royalty-free license to use the
          Trademark, Product Claims and Research solely in connection with the marketing and distribution of Finished Products that contain Product in the manner, and on the terms and conditions, specified in this
          Agreement. InterHealth represents that to the best of its knowledge, information, and belief (a) the Research has been conducted in accordance with good scientific standards and practices, and (b) the
          Product Claims are substantiated by the Research.

     4.   USE OF TRADEMARK - Licensee shall:

          (a)  use the Trademark, Product Claims and Research solely in connection with:

               (i)  the Licensed Product purchased from Company, and

               (ii) Finished Product that is in compliance with this Agreement;

          (b)  display the Trademark on, or in, all labeling, advertising and promotional

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT, AS INDICATED BY THE
NOTATION "****", PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH
THE SECURITIES AND EXCHANGE COMMISSION. REDACTED PORTIONS OF THIS EXHIBIT HAVE
BEEN FILED SEPARATELY WITH THE COMMISSION.

               materials of its Finished Products in a manner that clearly associates the Trademark with the licensed Product;

          (c)  display or reproduce the Trademark only in:

               (i)  the appropriate logo style specified in Exhibit C attached to this Agreement (electronic file of the Trademark logo to be provided to Licensee by Company upon execution of this
                    Agreement); or

               (ii) type-written form only if used in secondary labeling, advertising and promotional copy (i.e. in a sentence or
                    paragraph describing the Licensed Product), and so long as the Super CitriMax trademark is accompanied by the "(R)"
                    symbol and identified as a trademark of InterHealth N.I.;
                    and

          (d)  not use, display or relate in any manner, either directly or indirectly, the Trademark, Product Claims or Research in
               connection with any products that do not contain Licensed Product and are not subject to this Agreement.

     5.   PRODUCT INFORMATION AND MATERIALS - Company provides, and will provide, Licensee information and materials relating to Licensed
          Product, whether proprietary or non-proprietary, whether written, recorded or verbal, whether on, prior or subsequent to the date of this Agreement, whether prepared by Company or by a third party, including, but not limited to, all Licensed Product sales and marketing materials, research data and other technical information in good faith and which InterHealth believes to be true and accurate
          ("Information" and "Materials"), "As Is, With All Faults," and makes, and will make, no representations or warranties, express or implied, as to the usefulness, accuracy, completeness, feasibility, reliability or legality of the Information and Materials. Licensee may use all
          Information and Materials prepared by or for Company solely in connection with the marketing and distribution of Licensed Product purchased from the Company or Finished Products that contain Licensed
          Product purchased from the Company and not in connection with any products that do not contain Licensed Product and are not subject to this Agreement; provided that Licensee does not in any way alter any of the Materials. Company may amend, add to, subtract from or otherwise change from time to time, the Information and/or Materials, in its sole and absolute discretion.

     6.   UNDERTAKINGS BY LICENSEE:

          (A)  PRODUCT CHANGES - Licensee may amend, add to, subtract from or otherwise change from time to time its Finished Products,
               provided that all such changes and Finished Products comply with the terms and conditions of this Agreement;

          (B)  PRODUCT DOSAGE - Licensee shall formulate, manufacture and label all Finished Product in accordance with the required dosage described in Exhibits A ("Required Dosage");

          (C)  LABELING STATEMENTS - Licensee shall display the required labeling statements described in Exhibits A ("Required Labeling
               Statements"), on or in all labeling, advertising and promotional materials of its Finished Products in a manner that clearly associates the Required Labeling Statements with the Licensed
               Product;

          (D)  PATENTS - If and when they are issued, Licensee shall list the number(s) of all patents issued for Licensed Product ("Patents"), which are appropriate to the territory(ies) in which the Finished
               Product is sold, on or in all labeling, advertising and
               promotional materials of said Finished Products in a manner that clearly associates the Patents with the Licensed Product
               ("Required Patent Information"). As new Patents are issued, or the Required Patent Information changes, Company shall notify
               Licensee in writing and Licensee shall be provided a reasonable amount of time to update its labeling, advertising and
               promotional materials of its Finished Products to reflect the new
               Required Patent Information;

          (E)  LABEL REVIEW - Prior to distribution of its Finished Products,
               Licensee shall provide Company copies of its Finished Product labeling, advertising and promotional materials for pre-market approval by Company, which Company shall promptly review solely with respect to their compliance with this Agreement. Company shall promptly notify Licensee in writing of its acceptance or rejection of Licensee's Finished Product labeling, advertising and promotional materials with respect to their compliance with this Agreement. If rejected, Company shall inform Licensee of the changes necessary to be in compliance with this Agreement;

          (F)  PRODUCT QUALITY - Licensee shall (i) not blend nor formulate the
               Licensed Product with any other (-)hydroxycitric acid or Garcinia material, and (ii) not sell any Finished Products that are not manufactured in accordance with the requirements of the United
               States Federal Food, Drug and Cosmetic Act, including all
               applicable good manufacturing practice regulations, or, in the event Finished Products are manufactured or distributed in countries outside the United States, in accordance with all applicable laws and regulations of such countries;

          (G)  PRODUCT SUPPLY - Licensee agrees that it will not resell or supply any Licensed Product in bulk raw material form, either directly or indirectly, to any other third party, except for use in the manufacture of Licensee's Finished Products;

          (H)  SALES RECORDS - If requested by Company, Licensee shall provide
               Company a record of its Finished Product sales within fifteen
               (15) days of Company's written request. Company shall, at its sole option, have the right, at its own expense, to have an independent accounting firm acceptable to Licensee, whose
               acceptance shall not unreasonably be withheld, audit Licensee's
               Finished Product sales records during regular business hours, no more than once each calendar year and with at least five (5)
               business days prior written notice.

          (I)  THIRD PARTY COMPLIANCE - Licensee shall assure compliance with this Agreement by any third-party manufacturer or distributor of
               Finished Products, and guarantees performance of and payment under Company's General Purchase Agreement by any manufacturer which has purchased Licensed Product from Company for the
               manufacture of Finished Products under contract with Licensee;

          (J)  NEW MARKS - Licensee may use its own trademarks, tradenames, logos, advertising slogans and other related marks to identify
               Licensee and its Finished Products (collectively, "Other Marks")
               in Licensee's Materials, but agrees not to combine the Trademark with any Other Marks, words, letters or symbols, or otherwise alter the Trademark, to form one or more new marks ("New Marks"), without the express written consent of Company, which consent
               Company may withhold at its sole and absolute discretion.
               Licensee agrees that Company is the sole and exclusive owner of all right, title and interest in, and to, any New Marks, except those rights expressly granted to Licensee;

          (K)  TRADEMARK INFRINGEMENT - Licensee shall bring to the attention of
               Company any infringement or misuse of the Trademark which comes to Licensee's attention. Company shall indemnify, defend and hold
               Licensee harmless from any infringement or unfair competition proceedings involving the Trademark so long as Licensee is using the Trademark in compliance with this Agreement. Licensee shall not assert any claim based upon misuse or infringement of the
               Trademark without the prior written consent of Company;

          (L)  COMPLIANCE WITH LAWS - Licensee will comply with all laws and regulations relating or pertaining to the use of the Trademark and marketing of Finished Products;

          (M)  EXPENSES - Licensee will not create any expenses chargeable to
               Company; and

          (N)  INDEMNIFICATION - Except as provided in Section 5(k), Licensee indemnifies and holds Company harmless from any claims arising out of any act under or in violation of this Agreement by
               Licensee and its manufacturers and/or distributors, including, but not limited to, the distribution, advertising and promotion of Licensee's Finished Products, or use of the Information or
               Materials.

          (O)  FORMULATION EXCLUSION - Licensee shall not produce, market or sell any Finished Product(s) that contain a combination of
               (-)hydroxycitric acid (Garcinia), chromium and gymnemic acid
               (Gymnema) material, without the express written consent of
               Company.

     7.   TERM AND TERMINATION - This Agreement shall commence on the Effective
          Date and shall continue in full force and effect, unless and until terminated as follows:

          (a)  Company shall have the right to terminate this Agreement upon written notice to Licensee upon the breach of any provision of this Agreement,

          (b)  Licensee shall have the right to terminate this Agreement at any time upon written notice to Company, or

          (c)  Licensee's failure to purchase Licensed Product from Company during any consecutive twelve month period of time shall
               constitute on abandonment and automatic termination of this
               Agreement.

          Upon termination of this Agreement for any reason, Licensee shall immediately discontinue all use of the Trademark, Product Claims,
          Research, Materials and Information, except for publicly available, non-proprietary Information. Sections 6(k,m,n,o), 7 and 8 shall survive the termination of this Agreement.

     8.   GENERAL PROVISIONS:

          (A)  ASSIGNMENT - This Agreement is personal to Licensee. Licensee shall not assign or transfer any rights or obligations under this
               Agreement without the prior written consent of Company; provided, however, that Licensee may assign to any manufacturer with which
               Licensee contracts to produce any Finished Products any rights or obligations reasonably necessary to enable the manufacturer to produce the Finished Products. Any purported assignment without consent except as provided in this Section 8(a) will be null and void. This Agreement shall inure to the benefit of and be binding upon the parties and their successors and assigns;

          (B)  RELATIONSHIP - The relationship of the parties to this Agreement is determined solely by the provisions of this Agreement. The parties do not intend to create any agency, partnership, joint venture, trust or other relationship with duties or incidents different from those of parties to an arm's-length contract

          (C)  CHOICE OF LAW - This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of
               California, without regard to conflicts of law;

          (D)  INTEGRATION - This Agreement sets forth the entire understanding of the parties relating to the transactions it contemplates, and supersedes all prior understandings relating to them, whether written or oral. There are no obligations, commitments,
               representations or warranties relating to them except those expressly set forth in these Agreements;

          (E)  ATTORNEY'S FEES - if any action is necessary to enforce the terms of this Agreement the prevailing party shall be entitled to reasonable attorneys' fees in addition to any other relief to which it may be entitled;

          (F)  SEVERABILITY - Should all or any portion of any provision of this
               Agreement be held unenforceable or invalid for any reason, the remaining portions or provisions shall be unaffected; and

          (G)  WEIVER/MODIFICATION/ AMENDMENT - No amendment of, supplement to or waiver of any obligations under this Agreement will be
               enforceable or admissible unless set forth in a writing signed by the party against which enforcement or admission is sought. No delay or failure to require performance of any provision of this
               Agreement shall constitute a waiver of that provision as to that or any other instance. Any waiver granted shall apply solely to the specific instance expressly stated.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

LICENSEE

Company: Creative Enterprises Intl., Inc.
A Nevada Corporation
Address: 825 Lafayette Road
City, State, Zip: Bryn Mawn, Pa. 19010

Signature: /s/ Michael Salaman
           --------------------------
Name (Print): Michael Salaman
Title: President

COMPANY (INTERHEALTH)

SIGNATURE: /s/ Illegible
           --------------------------
Name (Print): _______________________
Title: EXEC. VP

                               EXHIBIT A - PRODUCT

PRODUCT NAME                        Super CitriMax(R) Clinical Strength

DESCRIPTION                         High solubility, non-hygroscopic, low
                                    sodium, potassium/calcium salt of
                                    (-)hydroxycitric acid extract, from the
                                    dried fruit rind of Garcinia cambogia
                                    (patent pending).

PRODUCT TYPES

   HCA-600-SXG                      Coarse powder for tableting and some
                                    encapsulating applications.

   HCA-6OO-SXM                      Medium mesh powder for multipurpose
                                    applications.

   HCA-600-SXS                      Soluble fine powder for food and beverage
                                    and some encapsulating applications.

SPECIFICATIONS*

   (-)Hydroxycitric Acid (mg/g)     600 +/- 50
   Calcium (mg/g)                   110 +/- 30
   Potassium (mg/g)                 160 +/- 40
   Sodium (mg/g)                    Less than 10

* For additional specifications, see Company's HCA-600-SXG, -SXM and -SXS product specification sheets.

REQUIRED DOSAGE

   For dietary supplements          4500 mgs material providing 2700 mgs
                                    (-)hydroxycitric acid per day taken in three
                                    divided doses 30-60 minutes before meals.

   For functional foods and         1500 mgs material providing 900 mgs
   beverages                        (-)hydroxycitric acid per serving.
                                    Recommended three servings per day.

REQUIRED LABELING STATEMENTS

   (See Super CitriMax(R)           Super CitriMax(R) is a trademark of
   Clinical Strength Labeling       InterHealth N.I.
   Guidelines for correct usage     Super CitriMax brand of (-)hydroxycitric
   of Required Labeling             acid (patents-pending).
   Statements.)

REQUIRED PATENT INFORMATION*

     All countries         Patents-pending

     * To be listed in the Required Labeling Statement as indicated above or elsewhere in the labeling, advertising and promotional materials of
     Licensee's Finished Products in a manner that clearly associates the
     Patents and/or Patents Pending with the Licensed Product.

SUPER CITRIMAX CLINICAL STRENGTH LICENSING AGREEMENT
                                              FORM SCX-CS-TLA.DOC--March 3, 2004

                              EXHIBIT B - RESEARCH

PUBLICATIONS

     1.   Ohia SE, Awe O, LeDay AM, Opere CA, Bagchi D, Effect of Hydroxycitric
          Acid on Serotonin Release from Isolated Rat Brain Cortex, Research
          Communications in Molecular Pathology and Pharmacology,
          109:210-216, 2001.

     2.   Loe YC, Bergeron N, Rodriguez N, Schwarz J-M, Gas Chromatography/Mass
          Spectrometry Method to Quantify Blood Hydroxycitrate Concentration,
          Analytical Biochemistry, 292:148-154, 2001.

     3.   Westerterp-Plantenga MS, Kovacs EMR, The Effect of (-)-Hydroxycitrate
          on Energy Intake and Satiety in Overweight Humans. International
          Journal of Obesity, 26:870-872, 2002.

     4.   Ohia SE, Opere CA, LeDay AM, Bagchi M, Bagchi D, Stohs SJ, Safety and
          Mechanism of Appetite Suppression by a Novel Hydroxycitric Acid
          Extract (HCA-SX), Molecular and Cellular Biochemistry, 238: 89-103,
          2002.

     5.   Shara M, Ohia SE, Yasmin T, Zardetto-Smith A, Kincaid A, Bagchi M,
          Chatterjee A, Bagchi D, Stohs SJ, Dose- and Time-Dependent Effects of
          a Novel (-)-Hydroxycitric Acid Extract on Body Weight, Hepatic and
          Testicular Lipid Peroxidation, DNA Fragmentation and Histopathological
          Data over a Period of 90 D, Molecular and Cellular Biochemistry,
          254:339-346, 2003.

     6.   Preuss HG, Bagchi D, Bagchi M, Rao CVS, Satyanarayana S, Dey DK,
          Efficacy of a Novel, Natural Extract of (-)-Hydroxycitric Acid
          (HCA-SX) and a Combination of HCA-SX, Niacin-Bound Chromium and
          Gymnema sylvestre Extract in Eight Management in Human Volunteers,
          Nutrition Research 24:45-58, 2004.

     7.   Preuss HG, Bagchi D, Bagchi M, Rao CVS, Dey DK and Satyanarayana S,
          Efficacy of a Novel, Natural Extract of (-)-Hydroxycitric Acid
          (HCA-SX) and a Combination of HCA-SX, Niacin-Bound Chromium and
          Gymnema sylvestre Extract in Weight Loss, Diabetes, Obesity and
          Metabolism (In Press).

     8.   Shara M, Ohia SE, Schmidt RE, Yasmin T, Zardetto-Smith A, Kincaid A,
          Bagchi M, Chatterjee A, Bagchi D and Stohs SJ, Physico-chemical
          Properties of a Novel (-)-Hydroxycitric Acid Extract and Its Dose-and
          Time-dependent Effects on body Weight, Selected Organ Weights, Hepatic
          Lipid Peroxidation and DNA Fragmentation, Hematology and Clinical
          Chemistry, and Histopathological Changes Over a Period of 90 Days,
          Molecular and Cellular Biochemistry (In Press).

ABSTRACTS

     1.   Loe YC, Rodriguez N, Schwarz J-M, A New Mass Spectrometric Method to
          Quantify Blood Hydroxycitrate Concentration in Human Subjects, The
          FASEB Journal, 14:A212, Abs. 158.1, 2000.

     2.   Loe YC, Bergeron N, Phan J, Wen M, Lee J, Schwarz J-M, Time Course of
          Hydroxycitrate Clearance in Fasting and Fed Humans, The FASEB Journal,
          15:A632, Abs. 501.1, 2001.

     3.   Ohia SE, Awe SO, LeDay AM, Bagchi D, Effect of Hydroxycitric Acid on
          [(3)H]-5-HT Release from Rat Brain Cortex, The FASEB Journal, 15:A224,
          Abs. 207.13, 2001.

     4.   Ohia SE, Opere CA, LeDay AM, Bagchi M, Bagchi D, Mechanism of Appetite
          Suppresion by a Novel, Natural Hydroxycitric Acid, The Toxicologist,
          66 (1-S):188-189, Abs. 921, 2002.

     5.   Preuss HG, Bagchi D, Rao CVS, Echard BW, Satyanarayana S, Bagchi M,
          Effect of Hydroxycitric Acid on Weight Loss, Body Mass Index and
          Plasma Leptin Levels in Human Subjects, The FASEB Journal 16:A1020,
          Abs. 742.16, 2002.

     6.   Bagchi D, Preuss HG, Ohia SE, Rao CVS, Satyanarayana S, Bagchi M,
          Weight Management and Mechanism of Appetite Suppression by a Novel,
          Natural Extract of (-)-Hydroxycitric Acid, International Scientific
          Conference on Complimentary, Alternative & Integrative Medicine
          Research-Harvard University, Boston, MA, 9, Abs. 141, April
          12-14, 2002.

     7.   Bagchi D, Preuss HG, Rao CVS, Satyanarayana S, Bagchi M, Weight
          Management and Mechanisms of Action of a Novel, Natural Extract of
          (-)-Hydroxycitric Acid (HCA-SX) and a Combination of HCA-SX

SUPER CITRIMAX CLINICAL STRENGTH LICENSING AGREEMENT
                                              FORM SCX-CS-TLA.DOC--March 3, 2004

          Plus Niacin-Bound Chromium (NBC) and Gymnema sylvestre Extract (GSE),
          9th International Congress on Clinical Nutrition, London, UK, Abs.
          AB041, June 24-26, 2002.

     8.   Bagchi M, Preuss HG, Rao CVS, Bagchi D, Efficacy of a novel
          (-)-Hydroxycitric Acid Extract in Weight Management, Journal of the
          American College of Nutrition, 21:481, Abs. 61, 2002.

     9.   Bagchi D, Preuss HG, Rao CVS, Satyanarayana S, Bagchi M, Mechanisms of
          Weight Management by a Novel, Natural Extract of (-)-Hydroxycitric
          Acid (HCA-SX) and a Combination of HCA-SX Plus Niacin-Bound Chromium
          (NBC) and Gymnema sylvestre Extract (GSE), Journal of Tumor Marker
          Oncology, 17:55, Abs. A18, 2002.

     10.  Bagchi D, Preuss HG, Ohia SE, Rao CVS, Satyanarayana S and Bagchi M,
          Weight Management and Mechanism of Appetite Suppression by a Novel,
          Natural Extract of (-)-Hydroxycitric Acid, International Scientific
          Conference on Complementary, Alternative & Integrative Medicine
          Research, Boston, MA, April 12-14, 2002.

     11.  Debasis B, Weight Management & Mechanism of Appetite Suppression by a
          Natural Extract of (-)-Hydroxycitric Acid & a Combination of HCA-SX
          Plus Niacin-Bound Chromium (NBC) & Gymnema Sylvestre Extract (GSE),
          American Society of Bariatric Physicians Western Regional Obesity
          Course, Denver, CO, May 16-18, 2002.

     12.  Bagchi D, Preuss HG, Ohia SE, Rao CVS, Satyanarayana S and Bagchi M,
          Mechanism of Weight Management by a Novel, Natural Extract of
          (-)-Hydroxycitric Acid (HCA-SX) and a Combination of HCA-SX Plus
          Niacin-Bound Chromium (NBC) and Gymnema Sylvestre Extract (GSE), The
          2nd International Conference on Mechanisms and Actions of
          Nutraceuticals, Krems - Danube, Austria, October 6-9, 2002.

     13.  Ohia SE, Stohs SJ, Shara M, Yasmin T, Chatterjee A, Bagchi M,
          Zardetto-Smith A, Kincaid A and Bagchi D, 90-Day Chronic Toxicity
          Study of a Novel (-)-Hydroxycitric Acid Extract of Garcinia Cambogia,
          Society of Toxicology 42nd Annual Meeting & ToxExpo, Salt Lake City,
          Utah, March 9-13, 2003.

     14.  Bagchi D, Preuss HG, Ohia SE and Bagchi M, Molecular Mechanisms of
          Weight Management by a Novel, Natural Extract of (-)-Hydroxycitric
          Acid, 2003 American Association of Integrative Medicine (AAIM)
          National Conference San Antonio, TX, August 22-24, 2003.

SUPER CITRIMAX CLINICAL STRENGTH LICENSING AGREEMENT
                                              FORM SCX-CS-TLA.DOC--March 3, 2004

                           EXHIBIT C - TRADEMARK LOGO

Logo style for use in conjunction with Licensed Product (contact InterHealth for electronic file):

[SuperCitrimax(R) LOGO]
Clinical Strength

SUPER CITRIMAX CLINICAL STRENGTH LICENSING AGREEMENT
                                              FORM SCX-CS-TLA.DOC--March 3, 2004

                       SUPER CITRIMAX(R) CLINICAL STRENGTH
                              MARKETING AGREEMENT

This agreement ("Agreement") is entered into this 9th day of June, 2004 by
InterHealth Nutraceuticals Incorporated, a California Corporation with its principal place of business at 5451 Industrial Way, Benicia, CA 94510
("InterHealth") and Creative Enterprises Intl., Inc., a Nevada corporation with its principal place of business at 825 Lafayette Road, Bryn Mawr, PA 19010
("Customer").

Whereas, InterHealth markets, distributes and sells a nutritional weight loss ingredient under the tradename "Super CitriMax(R) Clinical Strength"
("Trademark"), which (a) is sold as a nutritional supplement, (b) is the subject of certain patents pending ("Patents Pending"), and (c) meets the specifications described in Exhibit A attached hereto, which may be updated in writing by
InterHealth from time to time (collectively referred to as "Product");

Whereas, Customer wishes to sell, market and distribute Product to be packaged by Customer in end-user, finished packaged form as a nutritional supplement in bottled water form only ("Finished Product") through Mass Market ("Channel")
located in the Untied States of America and it territories, Croatia, Australia,
Malaysia, Austria, Mexico, Belgium, New Zealand, Canada, Poland, Czech Republic,
Russia, Finland, South Africa, France, Sweden, Germany, Taiwan, Hong Kong,
Thailand, Japan, The Netherlands, Korea, United Kingdom ("Territory"); and

Whereas, InterHealth appoints Customer to sell Finished Product on a non-exclusive basis in the Channel and in the Territory.

Customer agrees to:

     1.   Use commercially reasonable efforts to sell, distribute, advertise and promote Finished Product in the Channel and in the Territory solely under its Skinny Water brand.

     2.   Execute and comply with the terms of the Super CitriMax(R) Clinical
          Strength Licensing Agreement, including but not limited to, (a)
          Finished Product dosage and recommended use requirements, and (b)
          Finished Product labeling requirements, including (i) displaying the
          Trademark logo and identifying the Trademark as "a trademark of
          InterHealth N.I.," (ii) using the term "patent pending" in describing the Product, and (iii) listing all Patent numbers, as they are issued, on all packaging, advertising and promotional materials of Finished
          Product.

InterHealth agrees to:

     1.   Use commercially reasonable efforts to promptly fill Customer's orders for Product and to supply Product to Customer according to specifications.

     2.   Use commercially reasonable efforts to provide (a) technical support to Customer regarding Product, including information about the
          Product's safety and efficacy, physical and chemical properties, and applications and uses, and (b) ongoing marketing, research and intellectual property support for Product, to the extent InterHealth deems prudent.

     3.   Sell Product to Customer at the price of [****] F.O.B. Benicia,
          CA 94510. Said price shall apply to sales of Product to Customer, which are intended for use in the manufacture of Finished Product under the Skinny Water brand to be sold in the Channel and in the
          Territory only, and is subject to change upon 30 days written notice.

[*Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.]

______________________________________________________________________

___________                   ___________

/s/ Illegible        6/4/04   /s/ Illegible       6/22/04
------------------    Date    -----------------     Date
__________________            _________________